DATE:                      JULY 30, 2007

TO:                        DEUTSCHE BANK TRUST COMPANY AMERICAS,  not in its individual  capacity,  but solely as the
                           Supplemental  Interest  Trust Trustee on behalf of the  Supplemental  Interest  Trust with
                           respect  to  the  RALI  Series  2007-QH7   Trust,   Mortgage   Asset-Backed   Pass-Through
                           Certificates, Series 2007-QH7

ATTENTION:                 Trust Administration-RF07H7
TELEPHONE:                 (651) 495-3847
FACSIMILE:                 (651) 495-8090

FROM:                      MERRILL LYNCH CAPITAL SERVICES, INC.
CONTACT:                   THOMAS MOORE
EMAIL                      thmoore@exchange.ml.com
TEL:                       212.236.8657
FAX:                       917.778.0836

SUBJECT:                   SWAP TRANSACTION

REFERENCE NUMBER: 07DL22454, 3665571

The purpose of this long-form confirmation  ("LONG-FORM  CONFIRMATION") is to confirm the terms and conditions of the current  Transaction  entered  into on the Trade Date  specified  below (the  "TRANSACTION")  between  Merrill  Lynch
Capital  Services,  Inc.  ("PARTY A") and Deutsche  Bank Trust  Company  Americas,  not  individually,  but solely as trustee (the  "SUPPLEMENTAL  INTEREST TRUST  TRUSTEE") on behalf of the  supplemental  interest trust with respect to the RALI Series 2007-QH7 Trust, Mortgage Asset-Backed Pass-Through  Certificates,  Series 2007-QH7 (the "SUPPLEMENTAL
INTEREST  TRUST  TRUSTEE"  or "PARTY B")  created  under the  Series  Supplement,  dated as of July 1,  2007,  to the
Standard  Terms of Pooling and Servicing  Agreement,  dated as of July 1, 2007,  among  Residential  Accredit  Loans,
Inc., as the depositor,  Residential  Funding Company,  LLC, as the master servicer,  and Duetsche Bank Trust Company
Americas,  as trustee and  supplemental  interest  trust  trustee  (the  "POOLING  AND  SERVICING  AGREEMENT").  This
Long-form  Confirmation  evidences a complete and binding  agreement between you and us to enter into the Transaction on the terms set forth below and  replaces  any  previous  agreement  between us with  respect to the subject  matter hereof.  Item 2 of this  Long-form  Confirmation  constitutes  a  "CONFIRMATION"  as  referred  to in the ISDA Master
Agreement  (defined  below);  Item 3 of this  Long-form  Confirmation  constitutes a "SCHEDULE" as referred to in the
ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1.  The  Confirmation  set  forth at Item 2  hereof  shall  supplement,  form a part of,  and be  subject  to an agreement  in the  form of the ISDA  Master  Agreement  (Multicurrency  - Cross  Border)  as  published  and copyrighted  in 1992 by the  International  Swaps  and  Derivatives  Association,  Inc.  (the  "ISDA  MASTER
         AGREEMENT"),  as if Party A and Party B had executed an  agreement  in such form on the date hereof,  with a
         Schedule as set forth in Item 3 of this Long-form Confirmation,  and an ISDA Credit Support Annex (Bilateral
         Form - ISDA  Agreements  Subject to New York Law Only version) as published and  copyrighted  in 1994 by the
         International  Swaps and  Derivatives  Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT ANNEX").  For the avoidance of doubt, the Transaction  described herein shall be the sole Transaction governed by such ISDA Master Agreement.

Item 2.  The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        SWAP TRANSACTION

Notional Amount:                                      USD  254,276,886.00  subject to  amortization  in  accordance with Schedule A, attached hereto

Trade Date:                                           July 25, 2007

Effective Date:                                       June 25, 2008

Termination Date:                                     January 25, 2013,  subject to adjustment  in accordance  with the Following Business Day Convention.

Initial Payment:                                      USD  182,000.00,  payable by MLCS to Counterparty on July 30,
                                                      2007

Fixed Amounts :

Fixed Rate Payer:                                     Party B

Fixed Rate Payer
Calculation Period End Date(s):                       The 25th day of each month in each year,  commencing  on July
                                                      25,  2008 and  ending  on the  Termination  Date,  inclusive, subject to No Adjustment.

Fixed Rate Payer
Payment Date(s):                                      One  Business  Day  prior to the  25th  day of each  month in each  year,  commencing  on  July  24,  2008  and  ending  on
                                                      January  24,  2013,  inclusive,   subject  to  adjustment  in
                                                      accordance with the Following Business Day Convention.

Fixed Rate:                                           5.300000% per annum

Fixed Rate Payer
Day Count Fraction:                                   Actual/360

No Adjustment of
Period End Dates:                                     Inapplicable

Floating Amounts:

Floating Rate Payer:                                  Party A

Floating Rate Payer
Calculation Period End Date(s):                       The 25th day of each month in each year,  commencing  on July
                                                      25,  2008 and  ending  on the  Termination  Date,  inclusive, subject  to  adjustment  in  accordance  with  the  Following
                                                      Business Day Convention.

Floating Rate Payer
Payment Date(s):                                      One  Business  Day  prior to the  25th  day of each  month in each  year,  commencing  on  July  24,  2008  and  ending  on
                                                      January  24,  2013,  inclusive,   subject  to  adjustment  in
                                                      accordance with the Following Business Day Convention.

Floating Rate Option:                                 USD-LIBOR-BBA

Designated Maturity:                                  One Month

Spread:                                               Inapplicable

Floating Rate Payer
Day Count Fraction:                                   Actual/360

No Adjustment of
Period End Dates:                                     Inapplicable

Reset Dates:                                          The first day of each Floating Rate Payer Calculation Period

Rate Cut-Off Dates:                                   Inapplicable

Averaging:                                            Inapplicable

Compounding:                                          Inapplicable

Business Days:                                        New York and London

                                                     SCHEDULE A

-------- ---------------------------------- --------------------------
                CALCULATION PERIOD
-------- ---------------------------------- --------------------------
-------- ---------------- ----------------- --------------------------
            FROM AND           TO BUT                  USD
           INCLUDING *      EXCLUDING *          NOTIONAL AMOUNT
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      1     25-Jun-08        25-Jul-08                 254,276,886.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      2     25-Jul-08        25-Aug-08                 248,588,026.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      3     25-Aug-08        25-Sep-08                 242,804,021.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      4     25-Sep-08        25-Oct-08                 237,310,240.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      5     25-Oct-08        25-Nov-08                 233,313,693.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      6     25-Nov-08        25-Dec-08                 229,723,115.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      7     25-Dec-08        25-Jan-09                 226,468,828.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      8     25-Jan-09        25-Feb-09                 223,368,159.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
      9     25-Feb-09        25-Mar-09                 220,533,034.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     10     25-Mar-09        25-Apr-09                 217,909,324.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     11     25-Apr-09        25-May-09                 215,482,468.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     12     25-May-09        25-Jun-09                 212,917,877.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     13     25-Jun-09        25-Jul-09                 210,072,386.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     14     25-Jul-09        25-Aug-09                 207,167,094.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     15     25-Aug-09        25-Sep-09                 204,040,796.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     16     25-Sep-09        25-Oct-09                 200,913,268.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     17     25-Oct-09        25-Nov-09                 197,856,642.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     18     25-Nov-09        25-Dec-09                 195,003,727.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     19     25-Dec-09        25-Jan-10                 192,420,659.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     20     25-Jan-10        25-Feb-10                 189,842,925.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     21     25-Feb-10        25-Mar-10                 187,431,871.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     22     25-Mar-10        25-Apr-10                 185,242,013.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     23     25-Apr-10        25-May-10                 183,161,618.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     24     25-May-10        25-Jun-10                 180,220,648.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     25     25-Jun-10        25-Jul-10                 176,330,917.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     26     25-Jul-10        25-Aug-10                 170,922,491.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     27     25-Aug-10        25-Sep-10                 165,506,370.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     28     25-Sep-10        25-Oct-10                 160,447,762.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     29     25-Oct-10        25-Nov-10                 156,165,613.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     30     25-Nov-10        25-Dec-10                 152,444,849.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     31     25-Dec-10        25-Jan-11                 149,025,501.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     32     25-Jan-11        25-Feb-11                 145,744,992.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     33     25-Feb-11        25-Mar-11                 142,644,535.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     34     25-Mar-11        25-Apr-11                 139,715,136.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     35     25-Apr-11        25-May-11                 136,962,710.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     36     25-May-11        25-Jun-11                 134,356,164.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     37     25-Jun-11        25-Jul-11                 131,394,858.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     38     25-Jul-11        25-Aug-11                 128,290,312.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     39     25-Aug-11        25-Sep-11                 124,972,450.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     40     25-Sep-11        25-Oct-11                 121,567,159.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     41     25-Oct-11        25-Nov-11                 118,203,442.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     42     25-Nov-11        25-Dec-11                 114,892,213.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     43     25-Dec-11        25-Jan-12                 111,601,966.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     44     25-Jan-12        25-Feb-12                 108,220,226.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     45     25-Feb-12        25-Mar-12                 104,676,236.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     46     25-Mar-12        25-Apr-12                 100,905,811.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     47     25-Apr-12        25-May-12                  97,219,396.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     48     25-May-12        25-Jun-12                  93,261,382.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     49     25-Jun-12        25-Jul-12                  88,937,120.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     50     25-Jul-12        25-Aug-12                  84,391,220.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     51     25-Aug-12        25-Sep-12                  79,738,859.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     52     25-Sep-12        25-Oct-12                  75,263,712.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     53     25-Oct-12        25-Nov-12                  71,147,101.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     54     25-Nov-12        25-Dec-12                  67,480,257.00
-------- ---------------- ----------------- --------------------------
-------- ---------------- ----------------- --------------------------
     55     25-Dec-12        25-Jan-13                  64,275,756.00
-------- ---------------- ----------------- --------------------------
----------------------------------------------------------------------
  * Such dates subject to No Adjustment with respect to Fixed Rate
    Payer Period End Dates and adjustment in accordance with the
   Following Business Day Convention with respect to Floating Rate
                       Payer Period End Dates)
----------------------------------------------------------------------

Item 3.  Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1.  TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)      "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)      "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)      EVENTS OF DEFAULT.

         The statement  below that an Event of Default will apply to a specific  party means that upon the occurrence of such an Event of  Default  with  respect  to such  party,  the other  party  shall  have the  rights of a
         Non-defaulting  Party under Section 6 of this  Agreement;  conversely,  the statement  below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)      The  "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i)  will apply to Party A and will apply to
                  Party B; provided,  however,  that Section  5(a)(i) is hereby amended by replacing the word "third"
                  with the word  "first";  provided,  further,  that  notwithstanding  anything  to the  contrary  in
                  Section  5(a)(i),  any failure by Party A to comply with or perform any  obligation  to be complied with or  performed  by Party A under the Credit  Support  Annex  shall not  constitute  an Event of
                  Default under Section  5(a)(i) unless a Moody's Second Trigger  Downgrade Event has occurred and is continuing  and at least 30 Local  Business  Days have elapsed  since such Moody's  Second  Trigger
                  Downgrade Event first occurred.

(ii)     The  "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii)  will apply to Party A and will not apply to
                  Party B.

(iii)    The "CREDIT SUPPORT DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to
                  Party B except  that  Section  5(a)(iii)(1)  will  apply to Party B solely in  respect of Party B's obligations  under  Paragraph  3(b);  provided,  however,  that  notwithstanding  anything  to  the contrary in Section  5(a)(iii)(1),  any failure by Party A to comply with or perform any obligation to be complied  with or performed by Party A under the Credit  Support  Annex shall not  constitute an Event of Default under Section  5(a)(iii)  unless a Moody's Second Trigger  Downgrade  Event has occurred and is  continuing  and at least 30 Local  Business  Days have elapsed  since such Moody's
                  Second Trigger Downgrade Event first occurred.

(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party
                  B.

(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) will apply to Party A and will not apply to Party B.

(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) will apply to Party A and will not apply to Party B.
                  For purposes of Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in Section 14.

                  "Threshold  Amount"  means with  respect to Party A an amount  equal to three  percent  (3%) of the shareholders'  equity of Party A or, if applicable,  a guarantor  under an Eligible  Guarantee with credit  ratings  at least  equal to the S&P  Required  Ratings  Threshold  and the  Moody's  Second
                  Trigger Threshold (as shown in the most recent annual audited  financial  statements of such entity determined in accordance with generally accepted accounting principles).

(vii)    The  "BANKRUPTCY"  provisions  of  Section  5(a)(vii)  will  apply to  Party A and will  apply to Party B;
                  provided,  however,  that,  for  purposes of  applying  Section  5(a)(vii)  to Party B: (A) Section
                  5(a)(vii)(2)  shall  not  apply,  (B)  Section  5(a)(vii)(3)  shall  not  apply to any  assignment, arrangement  or  composition  that  is  effected  by or  pursuant  to  the  Pooling  and  Servicing
                  Agreement,  (C) Section  5(a)(vii)(4)  shall not apply to a  proceeding  instituted,  or a petition presented,  by Party A or any of its Affiliates  (for purposes of Section  5(a)(vii)(4),  Affiliate shall have the meaning set forth in Section 14,  notwithstanding  anything to the  contrary in this
                  Agreement),  (D) Section  5(a)(vii)(6)  shall not apply to any  appointment  that is effected by or pursuant to the Pooling and Servicing  Agreement,  or any  appointment to which Party B has not yet become subject;  (E) Section  5(a)(vii) (7) shall not apply; (F) Section  5(a)(vii)(8)  shall apply only to the extent of any event which has an effect  analogous  to any of the events  specified  in clauses  (1),  (3),  (4),  (5) or (6) of Section  5(a)(vii),  in each case as modified in this Part
                  1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

(viii)   The  "MERGER  WITHOUT  ASSUMPTION"  provisions  of Section  5(a)(viii)  will apply to Party A and will not apply to Party B.

(d)      TERMINATION EVENTS.

         The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected Party with respect to a Tax Event,  the
         Burdened  Party with respect to a Tax Event Upon Merger  (except as noted below) or the  non-Affected  Party with  respect to a Credit Event Upon Merger,  as the case may be, such  specific  party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this  Agreement;  conversely,  the statement  below that such an event will not apply to a specific  party means that such party shall not have such right;  provided,  however,  with respect to "Illegality" the statement that such event will apply to a specific  party  means that upon the  occurrence  of such a  Termination  Event with  respect to such party, either party shall have the right to designate an Early  Termination  Date in  accordance  with Section 6 of this Agreement.

         (i)      The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii)     The "TAX EVENT"  provisions of Section  5(b)(ii) will apply to Party A except that, for purposes of the  application  of Section  5(b)(ii) to Party A, Section  5(b)(ii) is hereby  amended by deleting the  words  "(x) any  action  taken by a  taxing  authority,  or  brought  in a court of  competent jurisdiction,  on or after the date on which a Transaction  is entered into  (regardless of whether such action is taken or brought with respect to a party to this  Agreement)  or (y)",  and the "TAX
                  EVENT" provisions of Section 5(b)(ii) will apply to Party B.

         (iii)    The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii)  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early  Termination  Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv)     The "CREDIT EVENT UPON MERGER"  provisions  of Section  5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)      The  "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)      Market Quotation will apply,  provided,  however, that,  notwithstanding  anything to the contrary in this
                  Agreement,  if an Early  Termination Date has been designated as a result of a Derivative  Provider
                  Trigger Event, the following provisions will apply:

                  (A)      The  definition  of Market  Quotation  in Section 14 shall be deleted in its  entirety and replaced with the following:

                           "MARKET  QUOTATION"  means,  with respect to one or more Terminated  Transactions,  a Firm
                           Offer which is (1) made by an Eligible  Replacement,  (2) for an amount that would be paid to Party B  (expressed  as a  negative  number)  or by Party B  (expressed  as a  positive number) in consideration of an agreement between Party B and such Eligible  Replacement to enter into a  Replacement  Transaction,  and (3) made on the basis that Unpaid  Amounts in respect of the  Terminated  Transaction or group of  Transactions  are to be excluded but, without  limitation,  any  payment or  delivery  that would,  but for the  relevant  Early
                           Termination Date, have been required (assuming  satisfaction of each applicable  condition precedent) after that Early Termination Date is to be included.

                  (B)      The  definition  of  Settlement  Amount shall be deleted in its entirety and replaced with the following:

                           "SETTLEMENT  AMOUNT"  means,  with respect to any Early  Termination  Date,  an amount (as determined by Party B) equal to:

                           (a)      if,  on or prior to such  Early  Termination  Date,  a Market  Quotation  for the
                                    relevant Terminated  Transaction or group of Terminated  Transactions is accepted by Party B so as to become legally binding,  the Termination  Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      if,  on such  Early  Termination  Date,  no  Market  Quotation  for the  relevant
                                    Terminated  Transaction or group of Terminated  Transactions has been accepted by
                                    Party B so as to become legally  binding and one or more Market  Quotations  from
                                    Approved  Replacements  have been  communicated  to Party B and remain capable of becoming  legally binding upon  acceptance by Party B, the  Termination  Currency
                                    Equivalent  of the amount  (whether  positive or  negative) of the lowest of such
                                    Market  Quotations (for the avoidance of doubt, (I) a Market Quotation  expressed as a negative  number is lower than a Market  Quotation  expressed  as a positive number and (II) the lower of two Market Quotations  expressed as negative numbers is the one with the largest absolute value); or

                           (c)      if,  on such  Early  Termination  Date,  no  Market  Quotation  for the  relevant
                                    Terminated  Transaction or group of Terminated  Transactions is accepted by Party
                                    B so as to become  legally  binding  and no  Market  Quotation  from an  Approved
                                    Replacement  has been  communicated  to Party B and  remains  capable of becoming legally binding upon  acceptance by Party B, Party B's Loss (whether  positive or
                                    negative  and  without   reference  to  any  Unpaid  Amounts)  for  the  relevant
                                    Terminated Transaction or group of Terminated Transactions."

                  (C)      If Party B requests Party A in writing to obtain Market Quotations,  Party A shall use its reasonable efforts to do so before the Early Termination Date.

                  (D)      If the Settlement Amount is a negative number,  Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation.  If the Second Method and Market Quotation apply,
                           (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement
                           Amount in respect of the  Terminated  Transactions,  (II) Party B shall pay to Party A the
                           Termination  Currency  Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the  Termination  Currency  Equivalent of the Unpaid Amounts owing to
                           Party B; provided,  however,  that (x) the amounts payable under the immediately preceding clauses  (II) and (III) shall be subject to netting in  accordance  with  Section  2(c) of this Agreement and (y) notwithstanding  any other provision of this Agreement,  any amount payable  by Party A under  the  immediately  preceding  clause  (III)  shall not be netted against any amount payable by Party B under the immediately preceding clause (I)."

                  (E)      At any  time on or  before  the  Early  Termination  Date  at  which  two or  more  Market
                           Quotations  from  Approved  Replacements  have  been  communicated  to Party B and  remain capable of becoming  legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market  Quotations  (for the  avoidance of doubt,  (I) a
                           Market  Quotation  expressed  as a  negative  number  is  lower  than a  Market  Quotation expressed as a positive  number and (II) the lower of two Market  Quotations  expressed as negative numbers is the one with the largest absolute value).

                  (F)      In determining  whether or not a Firm Offer  satisfies  clause (B)(y) of the definition of
                           Replacement  Transaction and whether or not a proposed transfer satisfies clause (e)(B)(y)
                           of the definition of Permitted  Transfer,  Party B shall act in a commercially  reasonable manner.

(ii)     The Second Method will apply.

(g)      "TERMINATION CURRENCY" means USD.

(h)      ADDITIONAL TERMINATION EVENTS.  Additional Termination Events will apply as provided in Part 5(c).

PART 2.           TAX MATTERS.

(a)      TAX REPRESENTATIONS.

         (i)      PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

                  (A)      Party A and Party B each make the following representation:

                           It is not  required by any  applicable  law, as modified by the practice of any relevant governmental  revenue authority,  of any Relevant  Jurisdiction to make any deduction or withholding  for or on account of any Tax from any payment  (other than  interest  under
                           Section  2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under  this  Agreement.  In  making  this  representation,  it  may  rely  on:  (i)  the accuracy  of any  representations  made by the other party  pursuant to Section  3(f) of this Agreement or any such representations  contained in certifications  provided by any other  person or entity or contained in the Pooling and  Servicing  Agreement;  (ii) the
                           satisfaction  of the  agreement  contained  in  Section  4(a)(i)  or  4(a)(iii)  of this
                           Agreement  and the accuracy  and  effectiveness  of any  document  provided by the other party  pursuant  to  Section  4(a)(i)  or  4(a)(iii)  of this  Agreement;  and (iii) the satisfaction  of the  agreement  of the other party  contained  in Section  4(d) of this
                           Agreement,  provided  that  it  shall  not be a  breach  of  this  representation  where reliance  is placed  on  clause  (ii) and the  other  party  does not  deliver a form or document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

         (ii)     PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

                  (A)      Party A makes the following representation(s):

                           Party A is a corporation organized under the laws of the State of Delaware.

                  (B)      Party B makes the following representation(s):

                           (x) in the event the  relevant  court  recognizes  the  Supplemental  Interest  Trust as having a legal identity  independent of the Supplemental  Interest Trust Trustee,  Party
                           B is a common law trust  organized  under the laws of the State of New York,  or (y) the
                           Supplemental  Interest  Trust  Trustee is a New York banking  corporation  acting not in its  individual  capacity  but acting  solely in its capacity as  Supplemental  Interest
                           Trust  Trustee  under  the  Pooling  and  Servicing  Agreement  pursuant  to  which  the
                           Supplemental Interest Trust was created and which is governed by New York law.

(b)      TAX PROVISIONS.

         (i)      GROSS  UP.  Section  2(d)(i)(4)  shall not apply to Party B as X, and  Section  2(d)(ii)  shall not apply to Party B as Y, in each case such that Party B shall not be required  to pay any  additional amounts referred to therein.

         (ii)     INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax"  in  Section  14 is  deleted  in its entirety and replaced with the following:

                  "INDEMNIFIABLE  TAX"  means,  in  relation  to  payments  by Party A, any Tax and,  in  relation to payments by Party B, no Tax.

PART 3.           AGREEMENT TO DELIVER DOCUMENTS.

 (a)     For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                     DATE BY WHICH TO
DELIVER DOCUMENT       CERTIFICATE                                        BE DELIVERED
Party A                An  original  properly  completed  and  executed   (i)  on or  before  the  first  payment  date
                       United States Internal  Revenue Service Form W-9   under this  Agreement,  including  any Credit
                       (or any  successor  thereto) with respect to any   Support  Document,  (ii)  promptly  upon  the
                       payments  received  or to be received by Party A   reasonable  demand by Party B, (iii) prior to
                       that  eliminates  U.S.  federal  withholding and   the   expiration  or   obsolescence   of  any
                       backup  withholding  Tax on  payments to Party A   previously  delivered form, and (iv) promptly
                       under this Agreement.                              upon the  information on any such  previously
                                                                          delivered   form   becoming   inaccurate   or
                                                                          incorrect.
Party B                An  original   completed  and  executed   United   (i)  on or  before  the  first  payment  date
                       States  Internal  Revenue  Service  Form W-9 (or   under this  Agreement,  including  any Credit
                       any  successor  thereto)  with  respect  to  any   Support  Document,  (ii) in the case of a tax
                       payments  received  or to be received by Party B   certification  form  other  than a Form  W-9,
                       under this Agreement.                              before  December 31 of each third  succeeding
                                                                          calendar   year,   (iii)  promptly  upon  the
                                                                          reasonable  demand by Party A, (iv)  prior to
                                                                          the   expiration  or   obsolescence   of  any
                                                                          previously   delivered  form,  and  (v)  upon
                                                                          receiving  actual  knowledge that information
                                                                          on any  such  previously  delivered  form has
                                                                          become obsolete or incorrect.

(b)      For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO      FORM/DOCUMENT/                                   DATE BY WHICH TO                    COVERED BY SECTION
DELIVER DOCUMENT       CERTIFICATE                                      BE DELIVERED                        3(D) REPRESENTATION
Party A and            Any documents  required by the  receiving  party Upon the execution and delivery     Yes
Party B                to  evidence  the  authority  of the  delivering of this Agreement party or its Credit  Support  Provider,  if any,
                       for it to execute  and  deliver  the  Agreement,
                       each   Confirmation,   and  any  Credit  Support
                       Documents  to  which  it  is  a  party,  and  to
                       evidence the authority of the  delivering  party
                       or its Credit  Support  Provider  to perform its
                       obligations    under   the    Agreement,    each
                       Confirmation  and any Credit  Support  Document,
                       as the case may be
Party A and            A certificate  of an authorized  officer of the  Upon the execution and delivery     Yes
Party B                party,  as to the  incumbency  and authority of  of this Agreement the  respective  officers of the party  signing
                       the  Agreement,  each  Confirmation,   and  any
                       relevant Credit Support  Document,  as the case
                       may be
Party A                Annual    Report   of   Party   A    containing  Promptly upon becoming publicly     Yes
                       consolidated  financial statements certified by  available independent  certified  public  accountants and
                       prepared in accordance with generally  accepted
                       accounting  principles  in the country in which
                       Party A is organized
Party A                Quarterly  Financial   Statements  of  Party  A  Promptly upon becoming publicly     Yes
                       containing  unaudited,  consolidated  financial  available
                       statements   of  Party   A's   fiscal   quarter
                       prepared in accordance with generally  accepted
                       accounting  principles  in the country in which
                       Party A is organized.
Party A                An opinion  of  counsel  to Party A  reasonably  Upon the execution and delivery     No
                       acceptable to Party B.                           of this Agreement

Party A                A guarantee of Merrill Lynch & Co., Inc.         Upon the execution and delivery     No
                                                                        of this Agreement
Party A                An opinion  of  counsel to Party A's  Guarantor  Upon the execution and delivery     No
                       reasonably acceptable to Party B                 of this Agreement

PART 4.  MISCELLANEOUS.

(a)      ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:                   Four World Financial Center, 18th Floor
                                    New York, New York 10080
         Attention:                 Swap Group
         Facsimile:                 917-778-0836
         Phone:                     212-449-2467

         (For all purposes)

         Additionally,  a copy of all notices  pursuant to Sections 5, 6 and 7 of the ISDA Master  Agreement  as well
as any   changes to Party B's address, telephone number or facsimile number should be sent to:

         GMI Counsel
         Merrill Lynch
         Four World Financial Center, 12th Floor
         New York, New York 10080
         Attention: Swaps Legal
         Facsimile No.: 212-449-6993

         Address for notices or communications to Party B:

         Address: Deutsche Bank Trust Company Americas
                           1761 East St. Andrew Place
                           Santa Ana, CA 92705
         Attention:        Trust Administration-RF07H7
         Facsimile:        714-247-6000
         Phone:            714-855-1557

         (For all purposes)

(b)      PROCESS AGENT.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      OFFICES.  The  provisions  of Section  10(a) will apply to this  Agreement;  neither Party A nor Party B has any  Offices  other than as set forth in the  Notices  Section  and Party A agrees  that,  for  purposes  of
         Section  6(b) of this  Agreement,  it shall not in the future  have any Office  other than one in the United
         States.

(d)      MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION  AGENT. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall have  occurred  with  respect to Party A, Party B shall  have the right to  appoint as  Calculation  Agent a financial  institution which would qualify as a Reference  Market-maker,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A.

                  (f)      CREDIT SUPPORT DOCUMENT.

         Party A:          The Credit  Support  Annex,  and the guarantee in support of Party A's  obligations  under this Agreement.

         Party B:          The Credit Support Annex,  solely in respect of Party B's obligations under Paragraph 3(b)
                           of the Credit Support Annex.

(g)      CREDIT SUPPORT PROVIDER.

         Party A:          Merrill Lynch & Co., Inc.

         Party B:          None.

(h)      GOVERNING  LAW.  The  parties  to this  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole  (including any claim or  controversy  arising out of or relating to this  Agreement),  without  regard to the  conflict of law  provisions  thereof  other than New York General
         Obligations Law Sections 5-1401 and 5-1402.

(i)      NETTING OF PAYMENTS.  Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)      AFFILIATE.  "Affiliate"  shall have the meaning  assigned  thereto in Section 14;  provided,  however,  that
         Party B shall be deemed to have no  Affiliates  for purposes of this  Agreement,  including  for purposes of
         Section 6(b)(ii).

PART 5.           OTHER PROVISIONS.

(a)      Definitions.  Unless otherwise  specified in a Confirmation,  this Agreement and each Transaction under this
         Agreement  are  subject  to  the  2000  ISDA  Definitions  as  published  and  copyrighted  in  2000  by the
         International  Swaps and  Derivatives  Association,  Inc. (the  "Definitions"),  and will be governed in all relevant  respects by the  provisions set forth in the  Definitions,  without regard to any amendment to the
         Definitions  subsequent to the date hereof.  The provisions of the  Definitions  are hereby  incorporated by reference in and shall be deemed a part of this Agreement,  except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement,  and (ii)
         references to a  "Transaction"  in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

         Each reference herein to a "Section" (unless  specifically  referencing the Pooling and Servicing Agreement)
         or to a "Section"  "of this  Agreement"  will be  construed  as a reference  to a Section of the ISDA Master
         Agreement;  each herein  reference  to a "Part" will be construed as a reference to the Schedule to the ISDA
         Master Agreement;  each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)      AMENDMENTS TO ISDA MASTER AGREEMENT.

         (i)      SINGLE  AGREEMENT.  Section  1(c) is hereby  amended by the adding  the words  "including,  for the avoidance of doubt, the Credit Support Annex"  after the words "Master Agreement".

         (ii)     CONDITIONS PRECEDENT.     Section  2(a)(iii) is hereby  amended by adding the  following at the end thereof:

                  Notwithstanding  anything to the  contrary  in Section  2(a)(iii)(1),  if an Event of Default  with respect to Party B or  Potential  Event of Default  with  respect to Party B has  occurred and been continuing  for more than 30 Local  Business Days and no Early  Termination  Date in respect of the
                  Affected  Transactions has occurred or been  effectively  designated by Party A, the obligations of
                  Party A under Section  2(a)(i)  shall cease to be subject to the  condition  precedent set forth in
                  Section  2(a)(iii)(1)  with respect to such  specific  occurrence  of such Event of Default or such
                  Potential Event of Default (the "SPECIFIC EVENT");  provided,  however, for the avoidance of doubt, the  obligations of Party A under Section  2(a)(i) shall be subject to the condition  precedent set forth  in  Section  2(a)(iii)(1)  (subject  to  the  foregoing)  with  respect  to  any  subsequent occurrence  of the same Event of Default  with  respect  to Party B or  Potential  Event of Default with respect to Party B after the Specific  Event has ceased to be  continuing  and with respect to any  occurrence  of any other  Event of  Default  with  respect  to Party B or  Potential  Event of
                  Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii)    CHANGE OF  ACCOUNT.  Section  2(b) is hereby  amended by the  addition of the  following  after the word  "delivery"  in the  first  line  thereof:  "to  another  account  in the same  legal  and tax jurisdiction as the original account".

         (iv)     REPRESENTATIONS.  Section  3 is  hereby  amended  by  adding  at  the  end  thereof  the  following subsection (g):

                  "(g)     Relationship Between Parties.

                           (1)      Nonreliance.  (i) It is not relying on any  statement  or  representation  of the other party (whether written or oral) regarding any Transaction hereunder,  other than the representations  expressly made in this Agreement or the Confirmation in respect  of that  Transaction  and  (ii) it has  consulted  with  its own  legal, regulatory, tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary,  and it has made its own investment,  hedging and trading  decisions  based upon its own  judgment  and upon any  advice  from such advisors as it has deemed  necessary and not upon any view expressed by the other party.

                           (2)      Evaluation  and  Understanding.  (i) It has the capacity to evaluate  (internally or through  independent  professional  advice) each  Transaction and has made its own decision to enter into the  Transaction  and (ii) it  understands  the terms, conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3)      Purpose.  It is entering  into the  Transaction  for the purposes of managing its borrowings or  investments,  hedging its  underlying  assets or liabilities or in connection with a line of business.

                           (4)      Status of  Parties.  The other  party is not  acting  as an agent,  fiduciary  or advisor for it in respect of the Transaction.

                           (5)      Eligible  Contract  Participant.  It is an "eligible  swap  participant"  as such term is  defined  in,  Section  35.1(b)(2)  of the  regulations  (17  C.F.R.  35)
                                    promulgated under, and an "eligible  contract  participant" as defined in Section
                                    1(a)(12) of the Commodity Exchange Act, as amended."

         (v)      TRANSFER  TO AVOID  TERMINATION  EVENT.  Section  6(b)(ii) is hereby  amended  (i) by deleting  the words "or if a Tax Event Upon Merger  occurs and the  Burdened  Party is the  Affected  Party," and
                  the words ", which  consent will not be withheld if such other  party's  policies in effect at such time would permit it to enter into  transactions  with the  transferee  on the terms  proposed" and
                  (ii) by deleting the words "to transfer"  and inserting the words "to effect a Permitted  Transfer"
                  in lieu thereof.

         (vi)     JURISDICTION.   Section  13(b)  is  hereby   amended  by:  (i)  deleting  in  the  second  line  of
                  subparagraph  (i) thereof the word "non-",  (ii) deleting "; and" from the end of subparagraph  (i)
                  and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    LOCAL  BUSINESS DAY. The  definition of Local  Business Day in Section 14 is hereby  amended by the addition of the words "or any Credit Support  Document"  after  "Section  2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)      FAILURE  TO POST  COLLATERAL.  If Party A has  failed to  comply  with or  perform  any  obligation  to be complied with or performed by Party A in accordance  with the Credit Support Annex and such failure has not given rise to an Event of Default  under  Section  5(a)(i)  or Section  5(a)(iii),  then an
                  Additional  Termination  Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(II)     SECOND RATING  TRIGGER  REPLACEMENT.  The  occurrence of any event  described in this Part 5(c)(ii)  shall constitute  an Additional  Termination  Event with respect to Party A and Party A shall be the sole
                  Affected Party with respect to such Additional Termination Event.

                  (A)      A Moody's  Second Trigger  Downgrade  Event has occurred and is continuing and at least 30
                           Local Business Days have elapsed since such Moody's Second Trigger  Downgrade  Event first occurred,  and at least  one  Eligible  Replacement  has  made a Firm  Offer  that  would, assuming the occurrence of an Early  Termination  Date,  qualify as a Market Quotation (on the basis that Part  1(f)(i)(A)  applies) and which  remains  capable of becoming  legally binding upon acceptance.

                  (B)      An S&P Required  Ratings  Downgrade  Event has occurred and is continuing  and at least 60 calendar days have elapsed since such S&P Required Ratings Downgrade Event first occurred.

         (iii)
                  AMENDMENT OF POOLING AND SERVICING  AGREEMENT.  If,  without the prior  written  consent of Party A where such consent is required to be provided to Party A under the Pooling and Servicing  Agreement
                  (such consent not to be  unreasonably  withheld,  conditioned or delayed),  an amendment is made to the  Pooling  and  Servicing  Agreement  which  amendment  could  reasonably  be expected to have a material  adverse  effect  on the  interests  of  Party  A  under  this  Agreement,  an  Additional
                  Termination  Event  shall  have  occurred  with  respect  to Party B and  Party B shall be the sole
                  Affected Party with respect to such Additional Termination Event.

                  (iv)     REGULATION AB: If, upon the occurrence of a disclosure  event pursuant to Section 3 of the
                  Indemnification  Agreement,  dated July 30, 2007,  (the  "Indemnification  Agreement") by and among
                  Party A, the Depositor and the Sponsor,  Party A has not complied with the  requirements  set forth therein concerning  compliance with Regulation AB, then an Additional  Termination Event shall have occurred with respect to Party A and Party A shall be the sole affected  party with respect to such
                  Additional  Termination  Event.  The Depositor shall be an express third party  beneficiary of this
                  Agreement.

         (v)      [Reserved.]

         (vi)     OPTIONAL  TERMINATION  OF  SECURITIZATION.  An  Additional  Termination  Event shall occur upon the notice to Certificateholders  of an Optional Termination becoming  unrescindable in accordance with
                  Article  IX of the  Pooling  and  Servicing  Agreement  (such  notice,  the  "OPTIONAL  TERMINATION
                  Notice").  With  respect  to such  Additional  Termination  Event:  (A)  Party B shall  be the sole
                  Affected  Party;  (B)  notwithstanding  anything  to the  contrary  in Section  6(b)(iv) or Section
                  6(c)(i),  the final  Distribution  Date  specified  in the  Optional  Termination  Notice is hereby designated as the Early  Termination Date for this Additional  Termination  Event in respect of all
                  Affected  Transactions;   (C)  Section  2(a)(iii)(2)  shall  not  be  applicable  to  any  Affected
                  Transaction  in  connection  with  the  Early  Termination  Date  resulting  from  this  Additional
                  Termination  Event;  notwithstanding  anything to the  contrary in Section  6(c)(ii),  payments and deliveries  under  Section  2(a)(i) or  Section  2(e) in  respect  of the  Terminated  Transactions resulting from this Additional  Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional  Termination Event;  provided, for the avoidance of doubt,  that any such payments or deliveries that are made on or prior to such
                  Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early  Termination  Date; (D)  notwithstanding  anything to the contrary in Section
                  6(d)(i),  (I) if, no later  than 4:00 pm New York City time on the day that is four  Business  Days prior to the final  Distribution  Date  specified in the Optional  Termination  Notice,  the Master
                  Servicer  requests the amount of the Estimated Swap Termination  Payment,  Party A shall provide to the  Master  Servicer  in  writing  (which  may be done in  electronic  format)  the  amount of the
                  Estimated  Swap  Termination  Payment  no later  than 2:00 pm New York  City time on the  following
                  Business  Day and  (II) if the  Master  Servicer  provides  written  notice  (which  may be done in electronic  format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional  Termination  Notice that all  requirements  of the Optional  Termination have been met, then Party A shall,  no later than one Business Day prior to the final  Distribution
                  Date specified in the Optional  Termination Notice,  make the calculations  contemplated by Section
                  6(e) (as  amended  herein) and  provide to the Master  Servicer  and  Supplemental  Interest  Trust
                  Trustee in writing  (which may be done in electronic  format) the amount  payable by either Party B or Party A in respect of the related  Early  Termination  Date in connection  with this  Additional
                  Termination  Event;  provided,  however,  that the amount payable by Party B, if any, in respect of the related Early  Termination Date shall be the lesser of (x) the amount calculated to be due from
                  Party B  pursuant  to  Section  6(e)  and (y)  the  Estimated  Swap  Termination  Payment;  and (E)
                  notwithstanding  anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this  Additional  Termination  Event will be payable on the final  Distribution  Date specified  in the  Optional  Termination  Notice  and any  amount  due  from  Party A to Party B in respect of this  Additional  Termination  Event will be payable one Business Day prior to the final
                  Distribution Date specified  in the Optional Termination Notice.

                  The Master  Servicer  shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the Master Servicer's rights specified herein.

(d)      REQUIRED  RATINGS  DOWNGRADE  EVENT. If a Required  Ratings  Downgrade Event has occurred and is continuing, then Party A shall,  at its own  expense,  use  commercially  reasonable  efforts to, as soon as  reasonably practicable,  either (A) effect a Permitted  Transfer or (B)  procure an Eligible  Guarantee  by a guarantor with credit  ratings at least equal to the S&P Required  Ratings  Threshold and the Moody's  Second  Trigger
         Threshold.

(e)      [RESERVED.]

(f)      TRANSFERS.

         (i)      Section 7 is hereby amended to read in its entirety as follows:

                  "Neither  this  Agreement  nor any  interest  or  obligation  in or  under  this  Agreement  may be transferred  (whether  by way of  security  or  otherwise)  by either  party  unless  (a) the prior written  consent of the other  party is  obtained  and (b) the  Rating  Agency  Condition  has been satisfied with respect to S&P, except that:

                  (a)      Party  A  may  make  a  Permitted  Transfer  (1)  pursuant  to  Section  6(b)(ii)  or  the
                           Indemnification  Agreement,  (2) pursuant to a  consolidation  or  amalgamation  with,  or merger  with or into,  or  transfer  of all or  substantially  all its assets to,  another entity (but without  prejudice to any other right or remedy under this Agreement),  or (3)
                           at any time at which no Relevant  Entity has credit ratings at least equal to the Approved
                           Ratings Threshold;

                  (b)      Party B may  transfer  its rights  and  obligations  hereunder  (1) in  connection  with a transfer pursuant to Section 8.09 of the Pooling and Servicing Agreement; and

                  (c)      a party may make such a transfer of all or any part of its interest in any amount  payable to it from a Defaulting Party under Section 6(e).

                  Any purported transfer that is not in compliance with this Section will be void.

         (ii)     If an Eligible  Replacement  has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee  pursuant to a Permitted  Transfer,  Party
                  B shall,  at Party  A's  written  request  and at Party  A's  expense,  take any  reasonable  steps required to be taken by Party B to effect such transfer.

(g)      NON-RECOURSE.  Party A  acknowledges  and agrees that,  notwithstanding  any provision in this  Agreement to the contrary,  the  obligations  of Party B hereunder are limited  recourse  obligations of Party B, payable solely from the  Supplemental  Interest Trust and the proceeds  thereof,  in accordance with the priority of payments  and  other  terms of the  Pooling  and  Servicing  Agreement  and  that  Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of the Party B with respect to any claims,  losses,  damages,  liabilities,  indemnities or other obligations in connection with any  transactions  contemplated  hereby.  In the event  that the  Supplemental  Interest  Trust and the proceeds  thereof,  should be insufficient  to satisfy all claims  outstanding and following the realization of the account held by the  Supplemental  Interest  Trust and the proceeds  thereof,  any claims  against or obligations  of  Party B under  the  ISDA  Master  Agreement  or any  other  confirmation  thereunder  still outstanding  shall be  extinguished  and  thereafter  not revive.  The  Supplemental  Interest Trust Trustee shall not have  liability  for any  failure  or delay in making a  payment  hereunder  to Party A due to any failure or delay in  receiving  amounts in the  account  held by the  Supplemental  Interest  Trust from the
         Trust created pursuant to the Pooling and Servicing  Agreement.  This provision will survive the termination of this Agreement.

(h)      TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section
         6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under  Section  6(e) from Party B to
         Party A will be paid by Party B from amounts  other than any upfront  payment paid to Party B by an Eligible
         Replacement  that has entered into a Replacement  Transaction  with Party B, then such Unfunded Amount shall be due on the next  subsequent  Distribution  Date  following  the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early Termination Date is the final  Distribution  Date, on such final Distribution
         Date);  provided,  however,  that if the date on which the payment  would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution  Date, such payment will be payable on such  Distribution
         Date.

(i)      Rating Agency  Notifications.  Notwithstanding  any other provision of this Agreement,  no Early Termination
         Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any rights or  obligations under this  Agreement  shall be made by either  party  unless each  Rating  Agency has been  provided  prior written notice of such designation or transfer.

(j)      No Set-off.  Except as expressly  provided for in Section 2(c),  Section 6 or Part  1(f)(i)(D)  hereof,  and notwithstanding  any other  provision of this  Agreement  or any other  existing or future  agreement,  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other party  hereunder against any  obligation  between it and the other party under any other  agreements.  Section  6(e) shall be amended  by  deleting  the  following  sentence:  "The  amount,  if any,  payable  in  respect  of an  Early
         Termination Date and determined pursuant to this Section will be subject to any Set-off.".
(k)      Amendment.  Notwithstanding  any  provision to the contrary in this  Agreement,  no amendment of either this
         Agreement  or any  Transaction  under this  Agreement  shall be permitted by either party unless each of the
         Rating  Agencies has been  provided  prior  written  notice of the same and the Rating  Agency  Condition is satisfied with respect to S&P.

(l)      Notice of  Certain  Events  or  Circumstances.  Each  Party  agrees,  upon  learning  of the  occurrence  or existence of any event or condition that  constitutes  (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination  Event with respect to such party,  promptly to give the other Party and to each Rating Agency  notice of such event or condition;  provided that failure to provide  notice of such  event or  condition  pursuant  to this Part 5(l) shall not  constitute  an Event of
         Default or a Termination Event.
(m)      PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against, or join any other person in instituting  against Party B, the Depositor,  the  Supplemental  Interest Trust,
         or the trust formed  pursuant to the Pooling and Servicing  Agreement,  in any  bankruptcy,  reorganization, arrangement,  insolvency  or  liquidation  proceedings  or other  proceedings  under  any  federal  or state bankruptcy or similar law for a period of one year (or, if longer,  the  applicable  preference  period) and one day  following  payment in full of the  Certificates  and any Notes.  This  provision  will  survive the termination of this Agreement.

(n)      SUPPLEMENTAL  INTEREST TRUST TRUSTEE  LIABILITY  LIMITATIONS.  It is expressly  understood and agreed by the parties  hereto that (i) this  Agreement is executed and delivered by Deutsche  Bank Trust Company  Americas
         ("DBTCA"),  not  individually  or  personally,  but solely as  Supplemental  Interest  Trust  Trustee of the
         Supplemental  Interest Trust under the Pooling and Servicing  Agreement  pursuant to which the  Supplemental
         Interest Trust was formed, in the exercise of the powers and authority  conferred upon and vested in it, and pursuant  to  instructions  set forth  therein,  (ii) DBTCA has been  directed  pursuant  to the Pooling and
         Servicing  Agreement to enter into this Agreement and to perform its  obligations  hereunder,  (iii) each of the  representations,  undertakings  and agreements  herein made on the part of Party B is made and intended not as personal  representations,  undertakings or agreements of DBTCA,  but is made and intended solely for the purpose of binding  only the  Supplemental  Interest  Trust,  (iv)  nothing  herein  contained  shall be construed as imposing any liability upon DBTCA,  individually or personally, to perform any covenant, either express or implied, contained herein (including, for the avoidance of doubt, any liability,  individually or personally,  for any failure or delay in making a payment  hereunder  to Party A due to any failure or delay in receiving  amounts held in the account held by the  Supplemental  Interest Trust created  pursuant to the
         Pooling and Servicing  Agreement) and all such liability,  if any, is hereby expressly waived by the parties hereto and by any Person  claiming  by,  through or under the parties  hereto and such waiver shall bind any third party making a claim by or through one of the parties  hereto,  and (v) under no  circumstances  shall
         DBTCA be personally  liable for the payment of any indebtedness or expenses of Party B, or be liable for the breach or failure of any  obligation,  representation,  warranty or covenant  made or  undertaken by Party B under this  Agreement  or any  related  documents,  as to all of which  recourse  shall be had solely to the assets of the Supplemental Interest Trust in accordance with the Pooling and Servicing Agreement.

(o)      SEVERABILITY.  If any  term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof to any party or  circumstance,  shall be held to be invalid or  unenforceable  (in whole or in part)
         in any respect,  the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force  and  effect  as if this  Agreement  had been  executed  with the  invalid  or  unenforceable  portion eliminated,  so long as this Agreement as so modified  continues to express,  without material  change,  the original  intentions  of the parties as to the subject  matter of this  Agreement  and the  deletion of such portion of this  Agreement will not  substantially  impair the respective  benefits or  expectations  of the parties;  provided,  however,  that this severability  provision shall not be applicable if any provision of
         Section 2, 5, 6, or 13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties  shall  endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term, provision,  covenant or condition with a valid or enforceable term, provision,  covenant or condition, the  economic  effect of which  comes as close as possible  to that of the  invalid or  unenforceable  term, provision, covenant or condition.

(p)      AGENT FOR PARTY B. Party A  acknowledges  that Deutsche Bank Trust  Company  Americas has been  appointed as agent under  Pooling and Servicing  Agreement to carry out certain  functions on behalf of Party B, and that
         Deutsch  Bank Trust  Company  Americas  shall be  entitled  to give  notices  and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)      [Reserved.]

(r)      CONSENT TO  RECORDING.  Each party hereto  consents to the  monitoring  or  recording,  at any time and from time to time, by the other party of any and all communications  between trading,  marketing,  and operations personnel of the parties and their  Affiliates,  waives any further notice of such  monitoring or recording, and agrees to notify such  personnel  of such  monitoring  or  recording.  Each party agrees to provide such recording to the other party upon reasonable request.

(s)      WAIVER OF JURY  TRIAL.  Each  party  waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t)      FORM OF ISDA  MASTER  AGREEMENT.  Party A and  Party B  hereby  agree  that the text of the body of the ISDA
         Master  Agreement  is  intended  to be the  printed  form of the  ISDA  Master  Agreement  (Multicurrency  -
         Crossborder) as published and copyrighted in 1992 by the  International  Swaps and Derivatives  Association,
         Inc.

(u)      PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless  notified in writing by Party B of other payment instructions,  any and all amounts  payable by Party A to Party B under this Agreement  shall be paid to the account specified in Item 4 of this Long-form Confirmation, below.

(v)      ADDITIONAL REPRESENTATIONS.

         (i)      REPRESENTATIONS  OF  PARTY A.  Party A  represents  to Party B on the date on which  Party A enters into each Transaction that:--

                           Party A's  obligations  under this  Agreement  rank pari passu with all of Party A's other unsecured,  unsubordinated  obligations except those obligations preferred by operation of law.

         (ii)     CAPACITY.  Party A  represents  to Party B on the date on which Party A enters into this  Agreement that it is entering  into the Agreement  and the  Transaction  as principal and not as agent of any person.  The  Supplemental  Interest  Trust Trustee  represents to Party A on the date on which the
                  Supplemental  Interest  Trust Trustee  executes this  Agreement  that it is executing the Agreement not  individually  but solely in its capacity as  Supplemental  Interest Trust Trustee on behalf of the Supplemental Interest Trust.

(w)      ACKNOWLEDGEMENTS.

         (i)      SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party hereto is hereby advised and  acknowledges  as of the date hereof that the other party has engaged in (or  refrained  from  engaging in)  substantial financial  transactions  and has taken  (or  refrained  from  taking)  other  material  actions  in reliance  upon the entry by the parties into the  Transaction  being  entered into on the terms and conditions  set  forth  herein  and in  the  Pooling  and  Servicing  Agreement  relating  to  such
                  Transaction,  as  applicable.  This  paragraph  shall be deemed  repeated on the trade date of each
                  Transaction.

         (ii)     BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any, of any other provision  of the U.S.  Bankruptcy  Code as amended  (the  "Bankruptcy  Code")  (including  without limitation  Sections 362, 546, 556, and 560 thereof and the  applicable  definitions in Section 101 thereof),  the parties  acknowledge  and agree that all  Transactions  entered into  hereunder will constitute  "forward  contracts" or "swap  agreements"  as defined in Section 101 of the Bankruptcy
                  Code or "commodity  contracts" as defined in Section 761 of the  Bankruptcy  Code,  that the rights of the parties under Section 6 of this Agreement will  constitute  contractual  rights to liquidate
                  Transactions,  that any margin or  collateral  provided  under any  margin,  collateral,  security, pledge,  or similar  agreement  related  hereto will  constitute  a "margin  payment" as defined in
                  Section  101 of the  Bankruptcy  Code,  and that the parties  are  entities  entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)      [Reserved.]

(y)      [Reserved.]

(z)      ADDITIONAL DEFINITIONS.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

         "APPROVED RATINGS  THRESHOLD" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger
         Ratings Threshold.

         "APPROVED  REPLACEMENT"  means, with respect to a Market Quotation,  an entity making such Market Quotation, which entity would  satisfy  conditions  (a), (b), (c) and (d) of the  definition of Permitted  Transfer (as determined by Party B in its sole  discretion,  acting in a commercially  reasonable  manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

         "DERIVATIVE  PROVIDER  TRIGGER  EVENT"  means (i) an Event of Default  with  respect  to which  Party A is a
         Defaulting  Party,  (ii) a  Termination  Event with respect to which Party A is the sole  Affected  Party or
         (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

         "ELIGIBLE GUARANTEE" means an unconditional and irrevocable  guarantee of all present and future obligations of Party A under this Agreement  (or,  solely for purposes of the  definition of Eligible  Replacement,  all present and future  obligations of such Eligible  Replacement  under this Agreement or its  replacement,  as applicable)  which is provided by a guarantor as principal  debtor  rather than surety and which is directly enforceable  by Party B,  the form and  substance  of which  guarantee  are  subject  to the  Rating  Agency
         Condition  with respect to S&P and either (A) a law firm has given a legal opinion  confirming  that none of the  guarantor's  payments to Party B under such  guarantee will be subject to deduction or Tax collected by withholding  and such opinion has been  delivered to Moody's,  or (B) such  guarantee  provides that, in the event  that any of such  guarantor's  payments  to Party B are  subject to  deduction  or Tax  collected  by withholding,  such  guarantor is required to pay such  additional  amount as is necessary to ensure that the net amount actually  received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such  deduction or withholding  been required,  or (C) in the event that any payment  under such  guarantee is made net of deduction or  withholding  for Tax,  Party A is required,  under Section  2(a)(i),  to make such  additional  payment as is necessary to ensure that the net amount  actually  received  by Party B from the  guarantor  will  equal the full  amount  Party B would have received had no such deduction or withholding been required.

         "ELIGIBLE  REPLACEMENT"  means an entity (A) that lawfully  could perform the  obligations  owing to Party B under this Agreement (or its replacement,  as applicable),  (B) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future  obligations of which entity owing to Party B under this  Agreement (or its  replacement,  as applicable)  are guaranteed  pursuant to an
         Eligible  Guarantee  provided by a guarantor with credit ratings from S&P at least equal to the S&P Required
         Ratings  Threshold,  in either case if S&P is a Rating  Agency,  and (II) (x) which has credit  ratings from
         Moody's at least  equal to the  Moody's  Second  Trigger  Ratings  Threshold  or (y) all  present and future obligations of which entity owing to Party B under this Agreement (or its  replacement,  as applicable)  are guaranteed  pursuant to an Eligible  Guarantee  provided by a guarantor  with credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings  Threshold,  in either case if Moody's is a Rating Agency, and (C) that has executed an indemnification  agreement with Depositor and the Sponsor in form and substance similar to the  Indemnification  Agreement.  Upon request by Party B, all credit ratings referred to in this definition shall be provided in writing to Party B.

         "ESTIMATED SWAP TERMINATION  PAYMENT" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially  reasonable  manner as the maximum payment that could be owed by Party B to Party A in  respect of such Early  Termination  Date  pursuant  to  Section  6(e) (as  amended herein), taking into account then current market conditions.

         "FINANCIAL  INSTITUTION" means a bank,  broker/dealer,  insurance company,  structured investment company or derivative product company or Merrill Lynch & Co., Inc.

         "FIRM  OFFER" means a quotation  from an Eligible  Replacement  (i) in an amount equal to the actual  amount payable by or to Party B in consideration of an agreement  between Party B and such Eligible  Replacement to replace  Party A as the  counterparty  to this  Agreement  by way of  novation  or, if such  novation is not possible,  an  agreement  between  Party  B and  such  Eligible  Replacement  to  enter  into a  Replacement
         Transaction  (assuming  that all  Transactions  hereunder  become  Terminated  Transactions),  and (ii) that constitutes an offer by such Eligible  Replacement to replace Party A as the  counterparty to this Agreement or enter a Replacement  Transaction  that will become legally  binding upon such Eligible  Replacement  upon acceptance by Party B.

         "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

         "MOODY'S FIRST TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible
         Guarantee,  or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and  unsubordinated debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
         Moody's of "A2" and a short-term  unsecured and  unsubordinated  debt rating from Moody's of  "Prime-1",  or
         (ii) if such entity does not have a short-term  unsecured  and  unsubordinated  debt rating or  counterparty rating from  Moody's,  a long-term  unsecured and  unsubordinated  debt rating or  counterparty  rating from
         Moody's of "A1".

         "MOODY'S  SECOND TRIGGER  Downgrade  EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

         "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means, with respect to Party A, the guarantor under an Eligible
         Guarantee,  or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and  unsubordinated debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty rating from
         Moody's of "A3" and a short-term  unsecured and  unsubordinated  debt rating from Moody's of  "Prime-2",  or
         (ii) if such entity does not have a short-term  unsecured and  unsubordinated  debt rating from  Moody's,  a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

         "PERMITTED  TRANSFER"  means a  transfer  by  novation  by Party A,  pursuant  to  Section  6(b)(ii)  or the
         Indemnification  Agreement,  or which is  described  in Sections  7(a)(2) or (3) (as amended  herein),  to a transferee  (the  "TRANSFEREE")  of Party  A's  rights,  liabilities,  duties  and  obligations  under  this
         Agreement,  with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an  Eligible  Replacement;  (b)  Party A and the  Transferee  are both  "dealers  in  notional  principal contracts" within the meaning of Treasury regulations section 1.1001-4;  (c) as of the date of such transfer the  Transferee  would not be required to withhold or deduct on account of Tax from any payments  under this
         Agreement or would be required to gross up for such Tax under  Section  2(d)(i)(4);  (d) an Event of Default or Termination Event would not occur as a result of such transfer;  (e) the Transferee  contracts with Party
         B pursuant to a written  instrument  (the  "TRANSFER  AGREEMENT")  (A) (i) on terms which are  effective  to transfer  to the  Transferee  all,  but not less than all,  of Party A's  rights,  liabilities,  duties  and obligations  under the  Agreement and all relevant  Transactions,  which terms are identical to the terms of this  Agreement,  other than party  names,  dates  relevant  to the  effective  date of such  transfer,  tax representations  (provided  that  the  representations  in Part  2(a)(i)  are not  modified)  and any  other representations  regarding the status of the substitute  counterparty of the type included in Part 5(b)(iv),
         Part 5(v)(i)(2) or Part 5(v)(ii),  notice  information and account details,  and (ii) each Rating Agency has been  given  prior  written  notice  of such  transfer,  or (B) (i) on terms  that (x)  have the  effect  of preserving for Party B the economic equivalent of all payment and delivery  obligations (whether absolute or contingent  and assuming the  satisfaction  of each  applicable  condition  precedent)  under this Agreement immediately before such transfer and (y) are, in all material respects,  no less beneficial for Party B than the terms of this Agreement  immediately  before such  transfer,  as determined by Party B, and (ii) Moody's has been given prior  written  notice of such  transfer and the Rating  Agency  Condition is satisfied  with respect to S&P; (f) Party A will be responsible  for any costs or expenses  incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction);  and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

         "RATING AGENCY CONDITION"  means,  with respect to any particular  proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission,  that the party proposing such act or failure to act must consult  with each of the  specified  Rating  Agencies and receive from each such Rating  Agency  prior  written  confirmation  that the  proposed  action or inaction  would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

         "RATING  AGENCIES" mean, with respect to any date of determination,  each of S&P and Moody's,  to the extent that each such rating agency is then providing a rating for any of the RALI Series 2007-QH7 Trust,  Mortgage
         Asset-Backed Pass-Through  Certificates,  Series 2007-QH7 (the "Certificates") or any notes backed by any of the Certificates (the "Notes").

         "RELEVANT ENTITIES" mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

         "REPLACEMENT  TRANSACTION"  means,  with  respect  to any  Terminated  Transaction  or group  of  Terminated
         Transactions,  a  transaction  or group of  transactions  that (A) has terms  which  would be  effective  to transfer  to a  transferee  all,  but not less  than all,  of Party  A's  rights,  liabilities,  duties  and obligations  under this Agreement and all relevant  Transactions,  which terms are identical to the terms of this  Agreement,  other than party  names,  dates  relevant  to the  effective  date of such  transfer,  tax representations  (provided  that  the  representations  in Part  2(a)(i)  are not  modified)  and any  other representations  regarding the status of the substitute  counterparty of the type included in Part 5(b)(iv),
         Part  5(v)(i)(2)  or Part  5(v)(ii),  notice  information  and account  details,  save for the  exclusion of provisions relating to Transactions that are not Terminated  Transactions,  or (B) (x) would have the effect of  preserving  for Party B the  economic  equivalent  of any payment or delivery  (whether  the  underlying obligation was absolute or contingent and assuming the satisfaction of each applicable  condition precedent)
         under this  Agreement in respect of such  Terminated  Transaction or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early  Termination  Date, have been required after that date, and (y) has terms which are, in all material  respects,  no less  beneficial  for Party B than those of this
         Agreement  (save  for the  exclusion  of  provisions  relating  to  Transactions  that  are  not  Terminated
         Transactions), as determined by Party B.

         "REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings at least equal to the
         Required Ratings Threshold.

         "REQUIRED  RATINGS  THRESHOLD" means each of the S&P Required  Ratings  Threshold and the the Moody's Second
         Trigger Ratings Threshold.

         "S&P" means  Standard & Poor's  Rating  Services,  a division of The  McGraw-Hill  Companies,  Inc.,  or any successor thereto.

         "S&P APPROVED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible  Guarantee, or an Eligible Replacement,  a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such  entity  does not have a  short-term  unsecured  and  unsubordinated  debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.

         "S&P REQUIRED  RATINGS  DOWNGRADE  EVENT" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

         "S&P REQUIRED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible  Guarantee, or an Eligible  Replacement,  (I) if such entity is a Financial  Institution,  a  short-term  unsecured  and unsubordinated  debt rating of "A-2" from S&P, or, if such entity does not have a short-term  unsecured  and unsubordinated  debt rating from S&P, a long-term  unsecured and unsubordinated  debt rating or counterparty rating of "BBB+" from S&P, or (II) if such entity is not a Financial  Institution,  a  short-term  unsecured and  unsubordinated  debt rating of "A-1" from S&P, or, if such entity does not have a short-term  unsecured and  unsubordinated  debt  rating  from  S&P,  a  long-term  unsecured  and  unsubordinated  debt  rating or counterparty rating of "A+" from S&P.

Item 4.  Account Details and Settlement Information:

Payments to Party A:                To be Provided

Payments to Party B:                Deutsche Bank Trust Company Americas
                                    ABA# 021001033
                                    Acct. 014-19-633
                                    Acct. Name:  NYLTD Funds Control-Stars West
                                    Attn:  RALI Series 2007-QH7 Trust

This  Agreement may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                                 [Remainder of this page intentionally left blank.]

We are very pleased to have executed this Transaction  with you and we look forward to completing other  transactions with you in the near future.

Very truly yours,

         MERRILL LYNCH CAPITAL SERVICES, INC.

By:      _______________________________
         Name:
         Title:

Party B, acting  through its duly  authorized  signatory,  hereby  agrees to,  accepts and  confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK TRUST COMPANY  AMERICAS,  not in its individual  capacity,  but solely as the  Supplemental  Interest
Trust  Trustee on behalf of the  Supplemental  Interest  Trust  with  respect to the RALI  Series  2007-QH7  Trust,
Mortgage Asset-Backed Pass-Through Certificates, Series 2007-QH7

By:      _______________________________
         Name:
         Title:

By:      _______________________________
         Name:
         Title:

                                                      ANNEX A

                                     PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                                                 INTEREST RATE SWAP
REFERENCE NUMBER: 07DL22454, 3665571

                                                                                                            ANNEX A

                                                       ISDA(R)
                                               CREDIT SUPPORT ANNEX
                                              to the Schedule to the
                                               ISDA Master Agreement

                                         dated as of July 30, 2007 between

                                       Merrill Lynch Capital Services, Inc.
                                (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                                        and
   Deutsche Bank Trust Company Americas, not individually, but solely as the Supplemental Interest Trust Trustee
 (the "Supplemental Interest Trust Trustee") on behalf of the Supplemental Interest Trust with respect to the RALI
                                Series 2007-QH7 (the "Supplemental Interest Trust")
                             (hereinafter referred to as "PARTY B" or "SECURED PARTY").

For the avoidance of doubt,  and  notwithstanding  anything to the contrary that may be contained in the Agreement, this Credit  Support Annex shall relate solely to the  Transaction  documented in the  Confirmation  dated July 30,
2007, between Party A and Party B, Reference Number 07DL22454, 3665571.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)      SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

         With respect to Party A: not applicable.

         With respect to Party B: not applicable.

(b)      CREDIT SUPPORT OBLIGATIONS.

(i)      DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)      "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a), except that:

                           (I)      the words "upon a demand made by the Secured  Party on or promptly  following a
                                    Valuation  Date" shall be deleted and  replaced  with the words "not later than the close of business on each Valuation Date",

                           (II)     the sentence beginning "Unless otherwise  specified in Paragraph 13" and ending
                                    "(ii) the Value as of that  Valuation Date of all Posted Credit Support held by the Secured  Party."  shall be deleted in its entirety  and  replaced  with the following:

                                    "The  "DELIVERY  AMOUNT"  applicable to the Pledgor for any Valuation Date will equal the greatest of

                                    (1)     the  amount  by  which  (a) the S&P  Credit  Support  Amount  for  such
                                            Valuation Date exceeds (b) the S&P Value,  as of such  Valuation  Date, of all Posted Credit Support held by the Secured Party, and

                                     (2)    the  amount by which (a) the  Moody's  Credit  Support  Amount for such
                                            Valuation  Date  exceeds (b) the Moody's  Value,  as of such  Valuation
                                            Date, of all Posted Credit Support held by the Secured Party.

                            (III)   if, on any Valuation  Date, the Delivery Amount equals or exceeds the Pledgor's
                                    Minimum  Transfer  Amount,  the Pledgor  will  Transfer  to the  Secured  Party sufficient Eligible Credit Support to ensure that,  immediately  following such transfer, the Delivery Amount shall be zero.

(B)      "RETURN AMOUNT" has the meaning specified in Paragraph 3(b), except that:

                           (I)      the sentence beginning "Unless otherwise  specified in Paragraph 13" and ending
                                    "(ii)  the  Credit  Support  Amount."  shall be  deleted  in its  entirety  and replaced with the following:

                                    "The "RETURN  AMOUNT"  applicable to the Secured  Party for any Valuation  Date will equal the least of

                                    (1)     the amount by which (a) the S&P Value,  as of such  Valuation  Date, of all Posted  Credit  Support held by the Secured  Party  exceeds (b) the
                                            S&P Credit Support Amount for such Valuation Date,

                                    (2)     the amount by which (a) the Moody's Value,  as of such Valuation  Date, of all Posted  Credit  Support  held by the Secured  Party  exceeds (b)
                                            the Moody's Credit Support Amount for such Valuation Date.

                            (II)    in no event shall the Secured  Party be required to Transfer any Posted  Credit
                                    Support under  Paragraph 3(b) if,  immediately  following  such  transfer,  the
                                    Delivery Amount would be greater than zero.

(C)      "CREDIT  SUPPORT  AMOUNT"  shall not apply.  For purposes of  calculating  any  Delivery  Amount or Return
                           Amount  for any  Valuation  Date,  reference  shall  be made to the S&P  Credit  Support
                           Amount or the Moody's Credit  Support  Amount in each case for such  Valuation  Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

(ii)     ELIGIBLE COLLATERAL.

                  On any date,  the  following  items will qualify as "ELIGIBLE  COLLATERAL"  (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                            S&P                                           MOODY'S
                                                          APPROVED     S&P REQUIRED    MOODY'S FIRST       SECOND
                                                          RATINGS         RATINGS         TRIGGER         TRIGGER
                                                         VALUATION       VALUATION       VALUATION       VALUATION
                      COLLATERAL                         PERCENTAGE     PERCENTAGE       PERCENTAGE      PERCENTAGE
(A)  Cash                                                   100%            80%             100%            100%
(B)  Fixed-rate  negotiable debt obligations issued by
     the U.S.  Treasury  Department having a remaining
     maturity on such date of not more than one year       98.0%           78.4%            100%            100%
(C)  Fixed-rate  negotiable debt obligations issued by
     the U.S.  Treasury  Department having a remaining
     maturity  on such  date of more than one year but     92.6%           74.1%            100%            94%
     not more than ten years
(D)  Fixed-rate  negotiable debt obligations issued by
     the U.S.  Treasury  Department having a remaining     84.6%           67.7%            100%            87%
     maturity on such date of more than ten years
(iii)    OTHER ELIGIBLE SUPPORT.

                  The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                  Not applicable.

(iv)     THRESHOLD.

(A)      "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)      "MOODY'S  THRESHOLD"  means,  with respect to Party A and any  Valuation  Date, if a Moody's First Trigger
                           Downgrade  Event  has  occurred  and  is  continuing  and  such  Moody's  First  Trigger
                           Downgrade  Event has been  continuing  (i) for at least 30 Local  Business  Days or (ii)
                           since this Annex was executed, zero; otherwise, infinity.

                           "S&P  THRESHOLD"  means,  with  respect  to Party A and any  Valuation  Date,  if an S&P
                           Approved  Ratings  Downgrade  Event has occurred and is continuing and such S&P Approved
                           Ratings  Downgrade  Event has been continuing (i) for at least 10 Local Business Days or
                           (ii) since this Annex was executed, zero; otherwise, infinity.

                           "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

(C)      "MINIMUM TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided,  however,  that if the aggregate  Certificate  Principal  Balance of any  Certificates and the aggregate principal  balance of any Notes  rated by S&P is at the time of any  transfer  less than
                           USD 50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)      ROUNDING:  The  Delivery  Amount will be rounded up to the nearest  integral  multiple of USD 10,000.  The
                           Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)      VALUATION AND TIMING.

(i)      "VALUATION AGENT" means Party A; provided,  however,  that if an Event of Default shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to designate as
                  Valuation  Agent an  independent  party,  reasonably  acceptable  to Party A, the cost for  which shall be borne by Party A. All  calculations  by the  Valuation  Agent must be made in accordance with  standard  market  practice,  including,  in the event of a  dispute  as to the Value of any
                  Eligible Credit Support or Posted Credit Support,  by making reference to quotations  received by the Valuation Agent from one or more Pricing Sources.

(ii)     "VALUATION  DATE"  means  each  Local  Business  Day on  which  any of the S&P  Threshold  or the  Moody's
                  Threshold is  zero.

(iii)    "VALUATION  TIME"  means the close of business in the city of the  Valuation  Agent on the Local  Business
                  Day  immediately  preceding the Valuation Date or date of  calculation,  as applicable;  provided that the  calculations  of Value and Exposure will be made as of  approximately  the same time on the same  date.  The  Valuation  Agent  will  notify  each  party  (or the  other  party,  if the
                  Valuation  Agent is a party) of its  calculations  not later  than the  Notification  Time on the applicable  Valuation  Date (or in the case of Paragraph  6(d),  the Local Business Day following the day on which such relevant calculations are performed)."

(iv)     "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(d)      CONDITIONS  PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  The following  Termination  Events will be a "SPECIFIED  CONDITION" for the party  specified  (that party being the Affected Party if the Termination
         Event occurs with  respect to that  party):  With  respect to Party A: any  Additional  Termination  Event with respect to which Party A is the sole Affected Party.  With respect to Party B: None.

(e)      SUBSTITUTION.

(i)      "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)     CONSENT.  If specified here as applicable,  then the Pledgor must obtain the Secured  Party's  consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)      DISPUTE RESOLUTION.

(i)      "RESOLUTION  TIME" means 1:00 p.m.  New York time on the Local  Business Day  following  the date on which the notice of the dispute is given under Paragraph 5.

(ii)     VALUE.  Notwithstanding  anything to the contrary in Paragraph 12, for the purpose of  Paragraphs  5(i)(C)
                  and 5(ii),  the S&P Value and the  Moody's  Value on any date,  of  Eligible  Collateral  will be calculated as follows:

                  For  Eligible  Collateral  other  than Cash  listed in  Paragraph  13(b)(ii):  the sum of (A) the product  of (1)(x)  the bid price at the  Valuation  Time for such  securities  on the  principal national  securities  exchange on which such securities are listed, or (y) if such securities are not listed on a national  securities  exchange,  the bid price for such securities  quoted at the
                  Valuation  Time by any  principal  market  maker for such  securities  selected by the  Valuation
                  Agent,  or (z) if no such bid price is listed or quoted  for such date,  the bid price  listed or quoted (as the case may be) at the Valuation  Time for the day next  preceding such date on which such  prices  were  available  and (2) the  applicable  Valuation  Percentage  for such  Eligible
                  Collateral,  and (B) the accrued  interest on such securities  (except to the extent  Transferred to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the  applicable  price referred to in the immediately preceding clause (A)) as of such date.

                  For Cash,  the amount  thereof  multiplied,  in the case of the S&P Value,  by the applicable S&P
                  Valuation Percentage.

(iii)    ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)      HOLDING AND USING POSTED COLLATERAL.

(i)      ELIGIBILITY TO HOLD POSTED  COLLATERAL;  CUSTODIANS.  Party B (or any Custodian)  will be entitled to hold
                  Posted Collateral pursuant to Paragraph 6(b).

                  Party B may appoint as  Custodian  (A) the entity then  serving as  Supplemental  Interest  Trust
                  Trustee or (B) any entity  other than the entity  then  serving as  Supplemental  Interest  Trust
                  Trustee  if such  other  entity  (or,  to the extent  applicable,  its  parent  company or credit support  provider)  shall  then have  credit  ratings  from S&P at least  equal to the  Custodian
                  Required  Rating  Threshold.  If at any time the Custodian  does not have credit ratings from S&P at least equal to the Custodian  Required  Rating  Threshold,  the  Supplemental  Interest  Trust
                  Trustee  must within 60 days obtain a  replacement  Custodian  with  credit  ratings  from S&P at least equal to the Custodian Required Rating Threshold.

                  Initially, the CUSTODIAN for Party B is: The Supplemental Interest Trust Trustee.

(ii)     USE OF POSTED  COLLATERAL.  The  provisions of Paragraph  6(c) will not apply to Party B or its Custodian;
                  provided,  however,  that if  Party  A  delivers  Posted  Collateral  in  book-entry  form,  then
                  Paragraph  6(c)(ii) will apply to Party B and its Custodian,  and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)      DISTRIBUTIONS AND INTEREST AMOUNT.

(i)      INTEREST RATE.  The "INTEREST  RATE" will be the actual  interest rate earned on Posted  Collateral in the form of Cash  that is held by Party B or its  Custodian.  Posted  Collateral  in the form of Cash may be  invested,  pursuant to the Pooling and  Servicing  Agreement,  in  Permitted  Investments
                  rated at least  (x) AAAm or  AAAm-G by S&P and (y)  Prime-1  by  Moody's  or Aaa by  Moody's,  as
                  directed  by Party A (unless  (x) an Event of  Default  or an  Additional  Termination  Event has
                  occurred with respect to which Party A is the  defaulting or sole Affected  Party or (y) an Early
                  Termination  Date has been  designated,  in  which  case  such  Posted  Collateral  shall be held uninvested).  Gains and losses  incurred in respect of any  investment  of Posted  Collateral  in the form of Cash in  Permitted  Investments  as  directed  by Party A shall be for the account of
                  Party A.

(ii)     TRANSFER  OF  INTEREST  AMOUNT.  The  Transfer of the  Interest  Amount  will be made on the second  Local
                  Business Day  following  the end of each  calendar  month and on any other Local  Business Day on which Posted  Collateral in the form of Cash is Transferred to the Pledgor  pursuant to Paragraph
                  3(b);  provided,  however,  that the  obligation  of Party B to Transfer any  Interest  Amount to
                  Party A shall be limited to the extent that Party B has earned and  received  such funds and such funds are  available  to Party B. The last  sentence of Paragraph  6(d)(ii) is hereby  amended by adding the words "actually  received by Party B but" after the words "Interest  Amount or portion thereof".

(iii)    ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) (as amended herein) will apply.

(iv)     DISTRIBUTIONS.  Paragraph 6(d)(i) shall be deleted in its entirety and replaced with the following:

                  "Distributions.  Subject  to  Paragraph  4(a),  if  Party  B  receives  Distributions  on a Local
                  Business  Day, it will Transfer to Party A not later than the  following  Local  Business Day any
                  Distributions  it  receives  to the  extent  that a  Delivery  Amount  would  not be  created  or increased by that  Transfer,  as calculated by the Valuation  Agent (and the date of  calculation will be deemed to be a Valuation Date for this purpose)."

(i)      ADDITIONAL REPRESENTATION(S).  There are no additional representations by either party.

(j)      OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)      "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(ii)     "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k)      DEMANDS AND  NOTICES.All  demands,  specifications  and notices  under this Annex will be made pursuant to the Notices Section of this Agreement,  except that any demand,  specification or notice shall be given to or made at the following  addresses,  or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

         If to Party A, To be advised.

         If to Party B,    Deutsche Bank Trust Company Americas

                           1761 East St. Andrew Place

                           Santa Ana, California 92705

                           Attention: Trust Administration - RF07H7

                           Facsimile: 714-247-6000

                           Phone:  714-855-1557

         If to Party B's Custodian:  Same as to Party B above.

(l)      ADDRESS FOR  TRANSFERS.  Each Transfer  hereunder  shall be made to the address  specified in writing from time to time by the party to which such Transfer will be made.

(m)      OTHER PROVISIONS.

(i)      COLLATERAL  ACCOUNT.  Party B shall open and  maintain a  non-interest  bearing  segregated  account,  and hold, record and identify all Posted Collateral in such segregated account.

(ii)     AGREEMENT  AS TO  SINGLE  SECURED  PARTY  AND  SINGLE  PLEDGOR.  Party A and  Party B hereby  agree  that, notwithstanding  anything to the contrary in this Annex,  (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term  "Pledgor"  as used in this Annex means only Party A,
                  (c) only Party A makes the  pledge and grant in  Paragraph  2, the  acknowledgement  in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

(iii)    CALCULATION  OF VALUE.  Paragraph  4(c) is hereby  amended by deleting the word  "Value" and  inserting in lieu thereof "S&P Value,  Moody's  Value".  Paragraph  4(d)(ii) is hereby amended by (A) deleting the words "a Value" and  inserting  in lieu  thereof  "an S&P Value and a Moody's  Value" and (B)
                  deleting  the words "the Value" and  inserting  in lieu  thereof  "S&P Value and Moody's  Value".
                  Paragraph 5 (flush  language) is hereby  amended by deleting  the word  "Value" and  inserting in lieu thereof "S&P Value or Moody's  Value".  Paragraph  5(i) (flush  language) is hereby  amended by deleting  the word  "Value"  and  inserting  in lieu  thereof  "S&P Value and Moody's  Value".
                  Paragraph  5(i)(C) is hereby  amended by deleting the word "the Value,  if" and inserting in lieu thereof  "any one or more of the S&P  Value or  Moody's  Value  as may  be".  Paragraph  5(ii) is
                  hereby  amended by (1)  deleting  the first  instance of the words "the Value" and  inserting  in lieu  thereof  "any one or more of the S&P Value or Moody's  Value" and (2)  deleting  the second instance of the words "the Value" and  inserting  in lieu  thereof  "such  disputed  S&P Value or
                  Moody's  Value".  Each of  Paragraph  8(b)(iv)(B)  and  Paragraph  11(a)  is  hereby  amended  by deleting  the word  "Value" and  inserting  in lieu  thereof  "least of the S&P Value and Moody's
                  Value".

(iv)     FORM OF ANNEX.  Party A and Party B hereby agree that the text of Paragraphs 1 through 12,  inclusive,  of this Annex is intended to be the printed  form of ISDA Credit  Support  Annex  (Bilateral  Form -
                  ISDA  Agreements  Subject to New York Law Only version) as published and  copyrighted  in 1994 by the International Swaps and Derivatives Association, Inc.

(v)      EVENTS OF  DEFAULT.  Paragraph  7 will not apply to cause any Event of Default  to exist  with  respect to
                  Party B  except  that  Paragraph  7(i)  will  apply to Party B solely  in  respect  of Party  B's obligations  under  Paragraph 3(b) of the Credit Support Annex.  Notwithstanding  anything to the contrary in  Paragraph 7, any failure by Party A to comply with or perform any  obligation  to be complied  with or performed by Party A under the Credit  Support  Annex shall only be an Event of
                  Default if a Moody's Second Trigger  Downgrade  Event has occurred and is continuing and at least
                  30 Local  Business  Days have elapsed since such Moody's  Second  Trigger  Downgrade  Event first occurred.

(vi)     EXPENSES.  Notwithstanding  anything to the  contrary in  Paragraph  10, the Pledgor  will be  responsible for,  and will  reimburse  the Secured  Party for,  all  transfer and other taxes and other costs involved in maintenance and any Transfer of Eligible Collateral.

(vii)    WITHHOLDING.  Paragraph  6(d)(ii) is hereby amended by inserting  immediately  after "the Interest Amount"
                  in the fourth line thereof  the words "less any applicable withholding taxes."

         (viii)   SUPPLEMENTAL INTEREST TRUST TRUSTEE LIABILITY.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank Trust Company
Americas ("DBTCA"), not individually or personally, but solely as Supplemental Interest Trust
Trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement pursuant to which the Supplemental Interest Trust was formed, in the exercise of the powers and authority conferred upon and vested in it, and pursuant to instructions set forth therein, (ii) DBTCA has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder, (iii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings or agreements of DBTCA, but is made and intended solely for the purpose of binding only the Supplemental Interest Trust, (iv) nothing herein contained shall be construed as imposing any liability upon DBTCA, individually or personally, to perform any covenant, either express or implied, contained herein (including, for the avoidance of doubt, any liability, individually or personally, for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts held in the account held by the Supplemental Interest
Trust created pursuant to the Pooling and Servicing Agreement) and all such liability, if any, is hereby expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (v) under no circumstances shall DBTCA be personally liable for the payment of any indebtedness or expenses of Party B, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any related documents, as to all of which recourse shall be had solely to the assets of the Supplemental
Interest Trust in accordance with the Pooling and Servicing Agreement.

          (ix)    ADDITIONAL DEFINITIONS.  As used in this Annex:

                  "CUSTODIAN  REQUIRED RATING THRESHOLD"  means, with respect to an entity, a short-term  unsecured and  unsubordinated  debt rating from S&P of "A-1," or, if such entity does not have a short-term unsecured  and  unsubordinated  debt rating from S&P, a long-term  unsecured  and  unsubordinated debt rating or counterparty rating from S&P of "A+".

                  "EXPOSURE"  has  the  meaning  specified  in  Paragraph  12,  except  that  (1)  after  the  word
                  "Agreement"  the  words  "(assuming,  for this  purpose  only,  that Part  1(f)(i)(A)-(E)  of the
                  Schedule is deleted)"  shall be inserted and (2) at the end of the  definition  of Exposure,  the words "with terms that are, in all material  respects,  no less beneficial for Party B than those of this Agreement" shall be added.

                  "LOCAL  BUSINESS DAY" means,  for purposes of this Annex:  any day on which (A) commercial  banks are open for business  (including  dealings in foreign exchange and foreign currency deposits) in
                  New York  and the  location  of Party A,  Party B and any  Custodian,  and (B) in  relation  to a
                  Transfer  of  Eligible  Collateral,  any day on which the  clearance  system  agreed  between the parties  for the  delivery  of  Eligible  Collateral  is open for  acceptance  and  execution  of settlement  instructions  (or in the case of a Transfer of Cash or other Eligible  Collateral for which  delivery  is  contemplated  by other  means a day on which  commercial  banks are open for business  (including  dealings  in foreign  exchange  and foreign  deposits)  in New York and the location of Party A, Party B and any Custodian.

                  "MOODY'S CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                  (A)      if the  Moody's  Threshold  for such  Valuation  Date is zero and (i) it is not the case that a Moody's Second Trigger  Downgrade  Event has occurred and is continuing or (ii) a
                           Moody's Second Trigger  Downgrade  Event has occurred and is continuing and less than 30
                           Local  Business  Days have elapsed since such Moody's  Second  Trigger  Downgrade  Event first  occurred,  an  amount  equal  to the  greater  of (x) zero and (y) the sum of the
                           Secured Party's Exposure and the aggregate of Moody's First Trigger  Additional  Amounts for all Transactions and such Valuation Date;

                  (B)      if the Moody's  Threshold for such  Valuation  Date is zero and a Moody's Second Trigger
                           Downgrade  Event has  occurred and is  continuing  and at least 30 Local  Business  Days have elapsed  since such Moody's  Second  Trigger  Downgrade  Event first  occurred,  an amount  equal  to the  greatest  of (x)  zero,  (y) the  aggregate  amount  of the  Next
                           Payments for all Next Payment  Dates,  and (z) the sum of the Secured  Party's  Exposure
                           and the aggregate of Moody's  Second  Trigger  Additional  Amounts for all  Transactions
                           and such Valuation Date; or

                  (C)      if the Moody's Threshold for such Valuation Date is infinity, zero.

                  "MOODY'S FIRST TRIGGER ADDITIONAL AMOUNT" means, for any Valuation Date and any Transaction,

                            the product of (i) the  applicable  Moody's First Trigger  Factor set forth in Table 1,
                           (ii) the  Scale  Factor,  if any,  for such  Transaction,  or,  if no  Scale  Factor  is
                           applicable  for  such  Transaction,   one,  and  (iii)  the  Notional  Amount  for  such
                           Transaction  for the  Calculation  Period for such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date.

                  "MOODY'S  FIRST TRIGGER  DOWNGRADE  EVENT" means that no Relevant  Entity has credit ratings from
                  Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "MOODY'S  FIRST TRIGGER  NOTIONAL  AMOUNT  MULTIPLIER"  means (A) if each Local Business Day is a
                  Valuation Date, 2%, or (B) otherwise, 4%.

                  "MOODY'S  FIRST  TRIGGER  VALUE" means,  on any date and with respect to any Eligible  Collateral other than Cash,  the bid price obtained by the Valuation  Agent  multiplied by the Moody's First
                  Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                  "MOODY'S SECOND TRIGGER ADDITIONAL AMOUNT" means, for any Valuation Date and any Transaction,

                  (A)      if such Transaction is not a Transaction-Specific Hedge,

                            the product of (i) the  applicable  Moody's Second Trigger Factor set forth in Table 2,
                           (ii) the  Scale  Factor,  if any,  for such  Transaction,  or,  if no  Scale  Factor  is
                           applicable  for  such  Transaction,   one,  and  (iii)  the  Notional  Amount  for  such
                           Transaction  for the  Calculation  Period for such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date; or

                  (B)      if such Transaction is a Transaction-Specific Hedge,

                            the product of (i) the  applicable  Moody's Second Trigger Factor set forth in Table 3,
                           (ii) the  Scale  Factor,  if any,  for such  Transaction,  or,  if no  Scale  Factor  is
                           applicable  for  such  Transaction,   one,  and  (iii)  the  Notional  Amount  for  such
                           Transaction  for the  Calculation  Period for such  Transaction  (each as defined in the related Confirmation) which includes such Valuation Date.

                   MOODY'S SECOND TRIGGER  NOTIONAL  AMOUNT  MULTIPLIER"  means (A) if each Local Business Day is a
                  Valuation Date, 8% or (B) otherwise, 9%.

                   "MOODY'S  SECOND TRIGGER  TRANSACTION-SPECIFIC  HEDGE NOTIONAL AMOUNT  MULTIPLIER"  means (A) if each Local Business Day is a Valuation Date, 10%, or (B) otherwise, 11%.

                  "MOODY'S  VALUATION  PERCENTAGE"  means,  with  respect  to a  Valuation  Date and  each  item of
                  Eligible Collateral,

                  (A)      if the  Moody's  Threshold  for such  Valuation  Date is zero and (i) it is not the case that a Moody's Second Trigger  Downgrade  Event has occurred and is continuing or (ii) a
                           Moody's Second Trigger  Downgrade  Event has occurred and is continuing and less than 30
                           Local  Business  Days have elapsed since such Moody's  Second  Trigger  Downgrade  Event first  occurred,  the  corresponding  percentage  for such  Eligible  Collateral  in the column headed "Moody's First Trigger Valuation Percentage", or

                  (B)      if a Moody's  Second  Trigger  Downgrade  Event has  occurred and is  continuing  and at least 30 Local Business Days have elapsed since such Moody's  Second  Trigger  Downgrade
                           Event first occurred,  the corresponding  percentage for such Eligible Collateral in the column headed "Moody's Second Trigger Valuation Percentage".

                  "MOODY'S  VALUE" means,  on any date and with respect to any Eligible  Collateral  the product of
                  (x) the bid price  obtained  by the  Valuation  Agent and (y) the  applicable  Moody's  Valuation
                  Percentage set forth in Paragraph 13(b)(ii).

                  "NEXT  PAYMENT"  means,  in respect of each Next Payment  Date,  the greater of (i) the aggregate amount of any  payments  due to be made by Party A under  Section  2(a) on such Next Payment Date less the  aggregate  amount of any payments due to be made by Party B under  Section 2(a) on such
                  Next  Payment  Date  (any  such  payments  determined  based  on  rates  prevailing  the  date of determination) and (ii) zero.

                  "NEXT PAYMENT  DATE" means each date on which the next  scheduled  payment under any  Transaction is due to be paid.

                  "PRICING  SOURCES"  means the  sources of  financial  information  commonly  known as  Bloomberg,
                  Bridge  Information  Services,  Data Resources  Inc.,  Interactive  Data Services,  International
                  Securities  Market   Association,   Merrill  Lynch  Securities   Pricing  Service,   Muller  Data
                  Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                  "REMAINING  WEIGHTED  AVERAGE  MATURITY"  means,  with  respect to a  Transaction,  the  expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P APPROVED  RATINGS  DOWNGRADE  EVENT" means that no Relevant  Entity has credit  ratings from
                  S&P at least equal to the S&P Approved Ratings Threshold.

                  "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                  (A)      if the S&P  Threshold  for such  Valuation  Date is zero and it is not the case  that an
                           S&P Required  Ratings  Downgrade  Event has occurred and been continuing for at least 10
                           Local Business Days, an amount equal to the Secured Party's Exposure;

                  (B)      if the S&P  Threshold  for such  Valuation  Date is zero and it is the case  that an S&P
                           Required  Ratings  Downgrade  Event has  occurred  and been  continuing  for at least 10
                           Local Business Days, an amount equal to 125% of the Secured Party's Exposure; or

                  (C)      if the S&P Threshold for such Valuation Date is infinity, zero.

                  "S&P  VALUATION  PERCENTAGE"  means,  with respect to a Valuation  Date and each item of Eligible
                  Collateral,

                  (A)      if the S&P Threshold for such  Valuation  Date is zero and it is not the case that a S&P
                           Required  Ratings  Downgrade  Event has  occurred  and been  continuing  for at least 10
                           Local Business Days, the  corresponding  percentage for such Eligible  Collateral in the column headed "S&P Approved Ratings Valuation Percentage" or

                  (B)      if an S&P Required  Ratings  Downgrade  Event has occurred  and been  continuing  for at
                           least  10  Local  Business  Days,  the   corresponding   percentage  for  such  Eligible
                           Collateral in the column headed "S&P Required Ratings Valuation Percentage".

                  "S&P VALUE" means,  on any date and with respect to any Eligible  Collateral,  (A) in the case of
                  Eligible  Collateral  other than Cash, the product of (x) the bid price obtained by the Valuation
                  Agent for such Eligible  Collateral  and (y) the  applicable  S&P Valuation  Percentage  for such
                  Eligible  Collateral  set forth in paragraph  13(b)(ii)  and (B) in the case of Cash,  the amount thereof  multiplied by the applicable S&P Valuation Percentage.

                  "TRANSACTION  EXPOSURE" means, for any  Transaction,  Exposure  determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                  "TRANSACTION-SPECIFIC  HEDGE" means any Transaction  that is (i) an interest rate swap in respect of which (x) the notional  amount of the interest  rate swap is "balance  guaranteed"  or (y) the notional amount of the interest rate swap for any  Calculation  Period (as defined in the related
                  Confirmation)  otherwise is not a specific  dollar  amount that is fixed at the  inception of the
                  Transaction,  (ii) an interest  rate cap,  (iii) an interest  rate floor or (iv) an interest rate swaption.

                  "VALUATION  PERCENTAGE"  shall mean, for purposes of  determining  the S&P Value or Moody's Value with respect to any Eligible  Collateral  or Posted  Collateral,  the  applicable  S&P  Valuation
                  Percentage or Moody's  Valuation  Percentage for such Eligible  Collateral or Posted  Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                  "VALUE" shall mean, in respect of any date,  the related S&P Value and the related  Moody's Value
                  .

                                 [Remainder of this page intentionally left blank]

                                                      Table 1

                                           MOODY'S FIRST TRIGGER FACTOR

------------------------------------------ ----------------------------------
                REMAINING                                DAILY
          WEIGHTED AVERAGE LIFE                       COLLATERAL
            OF HEDGE IN YEARS                           POSTING
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
                1 or less                                0.15%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 1 but not more than 2                          0.30%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 2 but not more than 3                          0.40%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 3 but not more than 4                          0.60%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 4 but not more than 5                          0.70%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 5 but not more than 6                          0.80%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 6 but not more than 7                          1.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 7 but not more than 8                          1.10%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 8 but not more than 9                          1.20%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 9 but not more than 10                         1.30%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 10 but not more than 11                        1.40%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 11 but not more than 12                        1.50%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 12 but not more than 13                        1.60%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 13 but not more than 14                        1.70%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 14 but not more than 15                        1.80%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 15 but not more than 16                        1.90%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 16 but not more than 17                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 17 but not more than 18                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 18 but not more than 19                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 19 but not more than 20                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 20 but not more than 21                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 21 but not more than 22                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 22 but not more than 23                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 23 but not more than 24                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 24 but not more than 25                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 25 but not more than 26                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 26 but not more than 27                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 27 but not more than 28                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
More than 28 but not more than 29                        2.00%
------------------------------------------ ----------------------------------
------------------------------------------ ----------------------------------
              More than 29                               2.00%
------------------------------------------ ----------------------------------

                                                      Table 2

                 MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH FIXED NOTIONAL AMOUNTS

--------------------------------------- ---------------------------------
              REMAINING                              DAILY
        WEIGHTED AVERAGE LIFE                      COLLATERAL
          OF HEDGE IN YEARS                         POSTING
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
              1 or less                              0.50%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 1 but not more than 2                      1.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 2 but not more than 3                      1.50%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 3 but not more than 4                      1.90%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 4 but not more than 5                      2.40%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 5 but not more than 6                      2.80%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 6 but not more than 7                      3.20%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 7 but not more than 8                      3.60%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 8 but not more than 9                      4.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 9 but not more than 10                     4.40%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 10 but not more than 11                    4.70%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 11 but not more than 12                    5.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 12 but not more than 13                    5.40%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 13 but not more than 14                    5.70%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 14 but not more than 15                    6.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 15 but not more than 16                    6.30%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 16 but not more than 17                    6.60%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 17 but not more than 18                    6.90%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 18 but not more than 19                    7.20%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 19 but not more than 20                    7.50%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 20 but not more than 21                    7.80%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 21 but not more than 22                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 22 but not more than 23                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 23 but not more than 24                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 24 but not more than 25                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 25 but not more than 26                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 26 but not more than 27                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 27 but not more than 28                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
More than 28 but not more than 29                    8.00%
--------------------------------------- ---------------------------------
--------------------------------------- ---------------------------------
             More than 29                            8.00%
--------------------------------------- ---------------------------------

[PG NUMBER]

REFERENCE NUMBER: [        ]

ERROR! UNKNOWN DOCUMENT PROPERTY NAME.

                     Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                      Table 3

                           MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES

----------------------------------------- --------------------------------
               REMAINING                               DAILY
         WEIGHTED AVERAGE LIFE                      COLLATERAL
           OF HEDGE IN YEARS                          POSTING
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
               1 or less                               0.65%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 1 but not more than 2                        1.30%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 2 but not more than 3                        1.90%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 3 but not more than 4                        2.50%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 4 but not more than 5                        3.10%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 5 but not more than 6                        3.60%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 6 but not more than 7                        4.20%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 7 but not more than 8                        4.70%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 8 but not more than 9                        5.20%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 9 but not more than 10                       5.70%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 10 but not more than 11                      6.10%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 11 but not more than 12                      6.50%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 12 but not more than 13                      7.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 13 but not more than 14                      7.40%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 14 but not more than 15                      7.80%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 15 but not more than 16                      8.20%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 16 but not more than 17                      8.60%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 17 but not more than 18                      9.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 18 but not more than 19                      9.40%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 19 but not more than 20                      9.70%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 20 but not more than 21                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 21 but not more than 22                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 22 but not more than 23                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 23 but not more than 24                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 24 but not more than 25                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 25 but not more than 26                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 26 but not more than 27                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 27 but not more than 28                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
More than 28 but not more than 29                     10.00%
----------------------------------------- --------------------------------
----------------------------------------- --------------------------------
              More than 29                            10.00%
----------------------------------------- --------------------------------

REFERENCE NUMBER: 07DL22454, 3665571

         IN WITNESS WHEREOF,  the parties have executed this Annex by their duly authorized  representatives  as of the date of the Agreement.

           MERRILL LYNCH CAPITAL SERVICES, INC.                   DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS
                                                                 INDIVIDUAL CAPACITY, BUT SOLELY AS THE SUPPLEMENTAL
                                                                INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL
                                                               INTEREST TRUST WITH RESPECT TO THE RALI SERIES 2007-QH7
                                                               TRUST, MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                                                                   SERIES 2007-QH7
By:   _____________________________                          By:
      Name                                                         Name:
      Title:                                                       Title:
      Date:                                                        Date:

                                                             By:  __________________________________

                                                                    Name:

                                                                    Title:

                                                                     Date:

                                      GUARANTEE OF MERRILL LYNCH & CO., INC.

         FOR VALUE  RECEIVED,  receipt of which is hereby  acknowledged,  MERRILL LYNCH & CO.,  INC., a corporation duly  organized  and  existing  under  the laws of the  State of  Delaware  ("ML &  CO."),  hereby  unconditionally guarantees  to  DEUTSCHE  BANK  TRUST  COMPANY  AMERICAS,  not  in  its  individual  capacity,  but  solely  as the
Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest Trust with respect to the RALI Series
2007-QH7 Trust,  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series 2007-QH7 (the "Company"),  the due and
punctual payment of any and all amounts payable by Merrill Lynch Capital  Services,  Inc., a corporation  organized under the laws of the State of  Delaware  ("MLCS"),  its  successors  and  permitted  assigns,  to the extent  such successors or permitted  assigns are direct or indirect  subsidiaries  of ML & Co., under the terms of the interest rate swap  Confirmation  between the Company and MLCS with a Merrill Lynch reference  number of 07DL22454,  3665571 and a trade date of July 25, 2007 (the  "Agreement"),  including,  in case of default,  interest on any amount due, when and as the same shall  become due and payable,  whether on the  scheduled  payment  dates,  at maturity,  upon declaration  of  termination  or  otherwise,  according  to the  terms  thereof.  In  case of the  failure  of MLCS punctually  to make any such payment,  ML & Co.  hereby  agrees to make such  payment,  or cause such payment to be made,  promptly upon demand made by the Company to ML & Co.; provided,  however that delay by the Company in giving such demand shall in no event affect ML & Co.'s  obligations  under this Guarantee.  This Guarantee shall remain in full  force  and  effect  or shall be  reinstated  (as the  case  may be) if at any  time  any  payment  guaranteed hereunder,  in whole or in part,  is  rescinded or must  otherwise be returned by the Company upon the  insolvency, bankruptcy or reorganization of MLCS or otherwise, all as though such payment had not been made.

         THIS GUARANTEE  SHALL BE ONE OF PAYMENT AND NOT  COLLECTION.  ML & Co. hereby agrees that its  obligations hereunder shall be  unconditional,  irrespective of the validity,  regularity or  enforceability  of the Agreement;
the  absence of any action to enforce  the same;  any waiver or consent by the Company  concerning  any  provisions thereof;  the rendering of any judgment against MLCS or any action to enforce the same; or any other  circumstances that might  otherwise  constitute a legal or equitable  discharge of a guarantor or a defense of a guarantor.  ML &
Co.  covenants that this guarantee will not be discharged  except by complete  payment of the amounts payable under the Agreement.  This Guarantee shall continue to be effective if MLCS merges or  consolidates  with or into another entity, loses its separate legal identity or ceases to exist.

         ML & Co. hereby waives diligence;  presentment;  protest; notice of protest,  acceleration,  and dishonor;
filing of claims with a court in the event of insolvency or bankruptcy of MLCS; all demands  whatsoever,  except as noted in the first paragraph hereof; and any right to require a proceeding first against MLCS.

         ML & Co. hereby  certifies and warrants that this Guarantee  constitutes the valid  obligation of ML & Co.
and complies with all applicable laws.

         This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

         This  Guarantee  may be  terminated  at any time by notice by ML & Co. to the Company  given in accordance with the notice  provisions of the  Agreement,  effective  upon receipt of such notice by the Company or such later date as may be specified in such notice;  provided,  however,  that this Guarantee shall continue in full force and effect with respect to any payment  obligation of MLCS under the Agreement  entered into prior to the effectiveness of such notice of termination.

         This Guarantee  becomes  effective  concurrent with the  effectiveness of the Agreement,  according to its terms.

         IN WITNESS  WHEREOF,  ML & Co. has caused this  Guarantee to be executed in its corporate name by its duly authorized representative.

                                                              MERRILL LYNCH & CO., INC.

                                                              By:      .........................................
                                                                       Name:
                                                                       Title:

                                                              Date:    ...........................................